SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 4, 1999



                                 METRO-TEL CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  -------------------------------------------
                 (State or other jurisdiction of incorporation)


           0-9040                                        11-2014231
   ----------------------                       ------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


    290 N.E. 68 Street, Miami, Florida                        33138
   -------------------------------------                    ---------
  (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (305) 754-4551


                             Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.           Changes in Registrant's Certifying Accountant.
------            ---------------------------------------------

                  On January 4, 1999, the Company selected BDO Seidman, LLP ("BDO Seidman") to replace Grant Thornton LLP ("Grant Thornton") as the Company's independent public accountants. BDO Seidman has acted as independent accountants for Steiner-Atlantic Corp. ("Steiner-Atlantic"), which became a wholly-owned subsidiary of the Company as a result of its merger with and into Metro-Tel Acquisition Corp., a wholly-owned subsidiary of the Company, on November 1, 1998 (the "Merger"). The Merger is discussed in the Company's Current Report on Form 8-K dated (date of earliest event reported) October 29, 1998. The change to BDO Seidman as the Company's independent accountants will centralize the audit of the Company's and Steiner- Atlantic's consolidated financial statements. The decision to change auditors was approved by the Audit Committee of the Board of Directors.

                  Grant Thornton's report on the financial statements of the Company for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the Company's two most recent fiscal years, and the subsequent interim period prior through January 4, 1999, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Company either individually or consolidated with Steiner-Atlantic.

                  During the Company's two most recent fiscal years, and the subsequent interim period through January 4, 1999, there was no disagreement or difference of opinion with Grant Thornton regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                  The Company has provided Grant Thornton with a copy of this Report, and has requested that Grant Thornton furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. Such letter is attached hereto as Exhibit 16.

                  During the two most recent fiscal years and the subsequent interim period through January 4, 1999, neither the Company nor anyone on behalf of the Company consulted BDO Seidman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.             Other Events.
------              ------------

                    On January 8, 1999, the Company issued a press release (a copy of which is attached hereto as Exhibit 99.01) in which it reported that its Common Stock has been approved to trade on the Chicago Stock Exchange. Trading on the Chicago Stock Exchange will commence on Monday, January 11, 1999 under the symbol "MTF". The Company's Common Stock will continue to be quoted on the Nasdaq OTC Electronic Bulletin Board under the symbol "MTRO".

                    On January 6, 1999, the Company issued a press release (a copy of which is attached hereto as Exhibit 99.02) in which it reported that it has applied to list its Common Stock on the Chicago Stock Exchange; that beginning January 7, 1999, its Common Stock began being quoted on Nasdaq's OTC Electronic Bulletin Board; and that its Common Stock will no longer be quoted on the Nasdaq SmallCap Market.

Item 7.          Financial  Statements,  Pro  Forma  Financial  Information  and
                 ---------------------------------------------------------------
                 Exhibits.
                 --------

         (a)     Financial statements of business acquired: Not Applicable.

         (b)     Pro forma financial statements: Not Applicable.

         (c)     Exhibits:

                 16. Letter of Grant Thornton LLP re: change in certifying accountant.

                 99.01    Metro-Tel Corp.'s Press Release dated January 8, 1999.

                 99.02    Metro-Tel Corp.'s Press Release dated January 6, 1999.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         METRO-TEL CORP.


Date:    January 8, 1999                 By: /s/  Venerando J. Indelicato
                                            ------------------------------------
                                                  Venerando J. Indelicato
                                                  Treasurer  and Chief Financial
                                                  Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
-------           -----------

   16.        Letter of Grant Thornton LLP re: change in certifying accountant.

   99.01      Metro-Tel Corp.'s Press Release dated January 8, 1999.

   99.02      Metro-Tel Corp.'s Press Release dated January 6, 1999.


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